TIGERSHARES TRUST
UP Fintech China-U.S. Internet Titans ETF
Schedule of Investments
June 30, 2020 (Unaudited)

Shares		Value
COMMON STOCKS - 99.8%
China - 49.0%
5,118	Alibaba Group Holding Ltd. ADR(a)	$1,103,953
6,898	Autohome, Inc. ADR	520,799
4,981	Baidu, Inc. ADR(a)	597,172
9,769	JD.com, Inc. ADR(a)	587,898
28,100	Meituan Dianping - Class B(a)	623,240
1,387	NetEase, Inc. ADR	595,550
20,000	Tencent Holdings Ltd.	1,286,635
41,078	Tencent Music Entertainment Group ADR(a)	552,910
19,974	Trip.com Group Ltd. ADR(a)	517,726
30,608	Vipshop Holdings Ltd. ADR(a)	609,405
		6,995,288
United States - 50.8%
1,372	Adobe, Inc.(a)	597,245
742	Alphabet, Inc. - Class C(a)	1,048,898
435	Amazon.com, Inc.(a)	1,200,087
323	Booking Holdings, Inc.(a)	514,326
11,655	eBay, Inc.	611,305
4,716	Facebook, Inc. - Class A(a)	1,070,862
624	MercadoLibre, Inc.(a)	615,120
1,268	Netflix, Inc.(a)	576,991
3,036	Salesforce.com, Inc.(a)	568,734
14,612	Uber Technologies, Inc.(a)	454,141
		7,257,709
	TOTAL COMMON STOCKS (Cost $11,447,580)	14,252,997

MONEY MARKET FUNDS - 0.2%
United States - 0.2%
28,885	First American Government Obligations Fund - Class X, 0.09%(b)	28,885
	TOTAL MONEY MARKET FUNDS (Cost $28,885)	28,885

	TOTAL INVESTMENTS (Cost $11,476,465) - 100.0%	14,281,882
	Other Assets in Excess of Liabilities - 0.0%(c)	4,979
	TOTAL NET ASSETS - 100.0%	$14,286,861

Percentages are stated as a percent of net assets.
ADR - American Depositary Receipt
(a) Non-Income producing security.
(b) The rate quoted is the annualized seven-day yield as of June 30, 2020.
(c) Rounds to zero.

The unaudited cost basis of investments for federal income tax purposes at June 30, 2020 was as follows*:

UP Fintech
China-U.S. Internet
Titans ETF
Cost of investments	$11,476,465
Gross unrealized appreciation	$2,906,483
Gross unrealized depreciation	(101,066)
Net unrealized appreciation	$2,805,417

*Because tax adjustments are calculated annually at the end of the Fund's fiscal year, the above table does not reflect tax adjustments for the current fiscal year.

Security Valuation

All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange-traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations. As of June 30, 2020, the Fund did not hold any “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020:

UP Fintech China-U.S. Internet Titans ETF

Description*	Level 1	Level 2	Level 3	Total
Common Stocks	$14,252,997	$–	$–	$14,252,997
Money Market Funds	28,885	-	-	28,885
Total Investments in Securities	$14,281,882	$–	$–	$14,281,882

* For further detail on each asset class, see the Schedule of Investments.

As of June 30, 2020, there were no investments in Level 3 securities.
During the period ended June 30, 2020, there were no transfers into or out of Level 3.